Monetta Trust Registration File No. 811-7360

                               MONETTA TRUST

                   SUPPLEMENT DATED DECEMBER 31, 2004 TO

            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                             DATED MAY 1, 2004


Prospectus - paragraph 3, under the "Investment Adviser" section on page 22 is replaced with the following:

From the management fee, the Adviser pays for all the expenses to manage the assets of the Fund; the Fund bears direct Fund related expenses such as transfer agent, custodial, audit, legal and brokerage expenses, certain administrative/accounting expenses, and fees and expenses of the independent Directors.

Statement of Additional Information - last sentence of paragraph 1, under the "Investment Adviser, Sub-Adviser and Administrator" section on page 21 is replaced with the following:

Administrative/accounting fees charged by FSG may be paid by the Funds to the extent permitted under the Advisory Agreement dated December 3, 2001.


             Please keep this supplement for future reference